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                                                                   EXHIBIT 10.10

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
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AMENDMENT TO SOLICITATION                                                                                    Amendment No.
                                                                                                                   1
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                                                                               Page 1                        of 1
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                                                1. Solicitation Amendment Pursuant To
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 a.  Solicitation No.      b.  Date of Solicitation      c.  Contract No.      d.  Begin Contract Term       e.  End Contract Term
        HQ-2001-12                   04-23-01                                            08-27-01                     08-27-06
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 f. For Mail Service       City & State                                        City & State
    in or Between                              VARIOUS POINTS
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 2. Bidder/Offeror Name and Address (Print or Type)                            3. Issued By
                                                                               Marilyn Davis
 All Offerors                                                                  U S Postal Service
                                                                               475 L'Enfant Plaza
                                                                               Room 4900
                                                                               Washington DC 20260-6210
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                                                                               4. Date Issued
                                                                                                 04-27-01
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 5. Description of Amendment Modification
 The solicitation is amended as follows:

 Attachment G1 replaces Attachment G.

 Page 5, Section B.8.e: Delete "Refer to Attachment G1, Facility Specifications."
 Page 35, Section J.4: Should be "The offeror must provide a completed Offer Sheet - Terminal Handling Service, THS Location &
 Equipment List. and Facility Specification (if applicable), Attachments J, K, and G1, for each service site in proposed Package."

 Attachment B, Package 2: MCO, Orlando FL, last mail to ground handler should be 4:00
                               SJU, San Juan, PR last mail to ground handler should be 4:00

 The following attachments are hereby added to the solicitation:
 Attachment I - PS Form 8203
 Attachment K - THS Location and Equipment List

 The following SCA Wage Determinations are hereby added to the Solicitation:
 Greensboro, NC; Milwaukee, WI; San Antonio,
 Except as provided herein, all terms and conditions of the document referenced in Block 1 remain unchanged and in full force and effect.
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 6. The above numbered solicitation is amended as set forth in Block 5.
     Note: Offerors must acknowledge receipt of this amendment prior to the date and time specified in the solicitation by one of the following methods by:
           a.   Signing and returning one copy of the amendment;
           b    Acknowledging receipt of this amendment on each copy of the bid/proposal submitted; or
           c.   Submitting separate letter or telegram which includes a reference to the solicitation and amendment numbers.

     FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE SPECIFIED IN THE SOLICITATION PRIOR TO THE DATE AND TIME SPECIFIED
     FOR RECEIPT OF BIDS/PROPOSALS MAY RESULT IN REJECTION OF YOUR BID/PROPOSAL.

     If, by virtue of this amendment, you desire to change a bid/proposal already submitted, such change may be made by telegram or letter provided such telegram or letter makes reference to the solicitation and amendment numbers, and is received prior to the date and time specified.

 If this box is checked, the date and time specified for receipt of the bid/proposal is extended to: 4:00 P.M ______________________
                                                                                                               Date           Time
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                        7. Bidder/Offeror                                               8. U.S. Postal Service
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 The receipt of this Amendment to Solicitation is hereby           The U.S. Postal Service has hereby issued this Amendment to
 acknowledge:                                                      Solicitation

     /s/ Brian T. Bauer                                5/22/01       /s/ Marilyn Davis                            04/27/01
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      (Signature of Bidder/offeror)                    (Date)           (Signature of Contracting Officer)         (Date)

     Brian T. Bauer/President                                      Marilyn Davis
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      (Name and Title of bidder/offeror)                                (Title of Contracting Officer)

                                                                   Purchasing Specialist
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 PS FORM 7330, October, 1994
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